PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                 OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                PENNROCK FINANCIAL SERVICES CORP.
          (Name of Registrant as Specified in its Charter)


_________________________________________________________________
                (Name of Person(s) Filing Proxy Statement
                        if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l),
        14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-
        6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

_________________________________________________________________

        2) Aggregate number of securities to which transaction applies:

_________________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________________

        4)      Proposed maximum aggregate value of transaction:

_________________________________________________________________


        5)      Total fee paid:

_________________________________________________________________


        [ ]     Fee paid previously with preliminary materials.

        [ ]     Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:
                ________________________________________________

        2)      Form, Schedule or Registration Statement No.:
                ________________________________________________

        3)      Filing Party:
                ________________________________________________

        4)      Date Filed:
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
                                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                        TO BE HELD APRIL 25, 1995


TO THE SHAREHOLDERS OF PENNROCK FINANCIAL SERVICES CORP.:

        NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of PENNROCK FINANCIAL SERVICES CORP., will be held on Tuesday, April 25, 1995 at 10:00 a.m. at Blue Ball National Bank, Operations Center, 114 Ranck's Church Road, Blue Ball, Pennsylvania, for the purpose of considering and voting upon the following matters:

        1. ELECTION OF DIRECTORS. To elect the three nominees listed in the accompanying Proxy Statement.

        2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

        Only those shareholders of record at the close of business on March 17, 1995, shall be entitled to notice of and to vote at the meeting.

        It is requested that you promptly execute the enclosed proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your proxy is revocable and may be withdrawn if you elect to attend the meeting and wish to vote in person.

        A copy of the Annual Report of PennRock Financial Services Corp. is enclosed.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      GLENN H. WEAVER
                                                President
Enclosures
April 1, 1995


        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
MEETING.  PLEASE PROMPTLY DATE, SIGN AND RETURN YOUR PROXY IN THE
ENVELOPE WHICH ACCOMPANIES THIS PROXY STATEMENT.

                                             PROXY STATEMENT

                                 = = = = = = = = = = = = = = = = = = = =
                                  Dated and to be Mailed April 1, 1995
                                 = = = = = = = = = = = = = = = = = = = =

                                    PENNROCK FINANCIAL SERVICES CORP.
                                            1060 MAIN STREET
                                              P.O. BOX 580
                                     BLUE BALL, PENNSYLVANIA   17506
                                             (717) 354-4541

              ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 1995

                                            TABLE OF CONTENTS
                                                                PAGE

GENERAL

        Introduction
        Date, Time and Place of Meeting
        Shareholders Entitled to Vote
        Purpose of Meeting
        Solicitation of Proxies
        Revocability and Voting of Proxies
        Voting Shares and Principal Holders Thereof
        Shareholder Proposals
        Recommendations of the Board of Directors

INFORMATION CONCERNING ELECTION OF DIRECTORS

        General Information
        Information About Nominees and Continuing Directors
        Meetings and Committees of the Board of Directors
        Compensation of Directors
        Executive Officers of PennRock Financial
          Services Corp.
        Executive Compensation and Related Matters
        Transactions with Directors and Executive Officers

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

ADDITIONAL INFORMATION

OTHER MATTERS

                                                 GENERAL

Introduction

        On July 31, 1986, Blue Ball National Bank became a wholly-owned subsidiary of PennRock Financial Services Corp., a Pennsylvania business corporation organized for the purpose of becoming a bank holding company. As of that date, the shareholders of Blue Ball National Bank became shareholders of PennRock Financial Services Corp. The meeting to which this
Proxy Statement relates will be the ninth Annual Meeting of the shareholders of PennRock Financial Services Corp.

Date, Time and Place of Meeting

        The regular Annual Meeting of the shareholders of PennRock Financial Services Corp. will be held on Tuesday, April 25, 1995, at 10:00 a.m. at Blue Ball National Bank, Operations Center, 114
Ranck's Church Road, Blue Ball, Pennsylvania.

Shareholders Entitled to Vote

        Shareholders of record at the close of business on March 17, 1995, shall be entitled to vote at the meeting.

Purpose of Meeting

        The shareholders will be asked to consider the following matters at the meeting: (i) to elect three directors, and (ii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

        This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of PennRock Financial Services Corp. for use at the Annual Meeting of shareholders to be held at 10:00 a.m. on Tuesday, April 25, 1995, and any adjournments thereof.

        The expense of soliciting proxies will be borne by PennRock Financial Services Corp. In addition to the use of the mails, directors, officers and employees of PennRock Financial Services
Corp. and Blue Ball National Bank may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies

        The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Glenn H. Weaver, President of PennRock Financial Services Corp., at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the three nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

        Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account by the Plan Agent will not be voted.

Voting of Shares and Principal Holders Thereof

        At the close of business on March 17, 1995, which is the record date for determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournments thereof, PennRock Financial Services Corp. had outstanding 6,025,709 shares of $2.50 par value common stock. There is no other class of stock authorized or outstanding. As of the record date, 295,953 shares of PennRock Financial Services Corp. common stock were held by the Trust Department of Blue Ball National Bank as sole fiduciary (representing approximately 4.90 percent of the shares outstanding) and will be voted FOR the election of the three nominees identified in this Proxy Statement.

        A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business.
Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected to the Board of Directors. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast.

        To the knowledge of PennRock Financial Services Corp., no person owned of record or beneficially on the record date, more than 5 percent of the outstanding common stock of PennRock
Financial Services Corp.

Shareholder Proposals

        Shareholder proposals intended to be presented at the 1996 Annual Meeting must be received at the executive offices of PennRock Financial Services Corp. at 1060 Main Street, Blue Ball,
Pennsylvania not later than December 4, 1995 in order to be included in the proxy statement and proxy form to be prepared by PennRock Financial Services Corp. in connection with that meeting.

Recommendations of the Board of Directors

        The Board of Directors recommends that the shareholders vote FOR the election of the three nominees identified in this Proxy
Statement.

                              INFORMATION CONCERNING ELECTION OF DIRECTORS

General Information

        The Bylaws of PennRock Financial Services Corp. provide that the Board of Directors shall consist of not less than two nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years.

        At each annual meeting the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. The number of directors shall be determined by the Board of Directors. Any shareholder who owns not less than 100 shares of the stock of PennRock Financial Services Corp. is eligible to be elected to the Board of Directors.

        A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting or at a special meeting called for that purpose.

        The Board of Directors has fixed the number of directors at ten. Of these ten directors, there are three directors whose terms of office will expire at the 1995 Annual Meeting and seven continuing directors whose terms of office will expire at the 1996 or 1997 Annual Meeting. The Board of Directors proposes to nominate the following persons for election to the Board of Directors for the term specified below:

                                                 Class B
                                              For a Term of
                                               Three Years

                                              Elton Horning
                                             Fred Musselman
                                             Glenn H. Weaver

        In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of PennRock Financial Services Corp. may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director, if elected.

        Section 2.3 of Article II of the Bylaws of PennRock Financial Services Corp. requires that nominations, other than those made by or in behalf of the existing management of PennRock Financial Services Corp., must be made in writing and must be delivered or mailed to the Chairman of the Board of PennRock Financial Services Corp. not less than 14 days nor more than 50 days prior to the date of the Annual Meeting. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information About Nominees and Continuing Directors

        Information concerning the three persons to be nominated for election to the Board of Directors of PennRock Financial Services
Corp. at the 1995 Annual Meeting and concerning the seven continuing directors is set forth below:

                                    Shares(1) of
                                    PennRock Financial
                                    Services Corp.
                                    Common Stock       Principal
                                    Beneficially       Percent   Occupation for the
                         Director   Owned(2) as of     of        Past 5 Years and
Name and Age             Since(3)   February 10, 1995  Class     Other Directorships(4)

CLASS A - (TERM EXPIRES IN 1997) - CONTINUING DIRECTORS

Norman Hahn (58)                   1976            120,283(5)           1.99%         President,
                                                                                      Conestoga Wood
                                                                                      Specialties, Inc.
                                                                                      (manufacturer of
                                                                                      wood products)

Robert L. Spotts (64)              1985             15,364(6)           0.26%         President,
                                                                                      Martin Limestone, Inc.
                                                                                      (quarry)

Dale M. Weaver (56)                1977            116,706(7)           1.94%         President, New Holland
                                                                                      Custom Woodwork, Ltd.
                                                                                      (church furniture and
                                                                                      millwork)

Melvin Pankuch (55)                1988              2,071(8)           0.03%         Executive Vice
                                                                                      President and Chief
                                                                                      Executive Officer,
                                                                                      PennRock Financial
                                                                                      Services Corp. and
                                                                                      President and Chief
                                                                                      Executive Officer,
                                                                                      Blue Ball National
                                                                                      Bank
CLASS B (TERM EXPIRES IN 1995) - NOMINEES

Elton Horning (63)                 1989             27,129(9)           0.45%         Auctioneer and Owner
                                                                                      of Elton Horning Farm
                                                                                      Agency (real estate
                                                                                      agency)

Fred Musselman (64)                1980             59,529(10)          0.99%         President, Musselman
                                                                                      Lumber, Inc. (building
                                                                                      materials)

Glenn H. Weaver (60)               1985             73,063(11)          1.21%         President, PennRock
                                                                                      Financial Services
                                                                                      Corp.; Partner R & G
                                                                                      Associates (real
                                                                                      estate investment);
                                                                                      formerly President,
                                                                                      Weaver & Witwer, Inc.
                                                                                      (plumbing, heating,
                                                                                      air conditioning,
                                                                                      electrical
                                                                                      contractors)
CLASS C (TERM EXPIRES IN 1996) - CONTINUING DIRECTORS

Aaron S. Kurtz (56)                1980             12,981(12)          0.22%         President, Ludwig
                                                                                      Office Furniture, Inc.
                                                                                      (office furniture)

Robert K. Weaver (46)              1975             14,736(13)          0.25%         Partner, Wentz,
                                                                                      Weaver & Kling (law
                                                                                      firm)

Lewis M. Good (36)                 1991              3,322(14)          0.05%         Owner, Original Good's
                                                                                      Potato Chips (food
                                                                                      products)

All Directors and                                  445,184              7.41%
 Executive Officers
 as a group (12 persons)


Footnotes

(1)     Rounded to the nearest whole share.

(2) Beneficial ownership of shares of the common stock of PennRock Financial Services Corp. is determined in accordance with Securities and Exchange Commission Rule 13d-3(d)(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock. Unless otherwise indicated in a footnote appearing below, all shares reported in the table above are owned directly by the reporting person.

(3) Includes service as a director of Blue Ball National Bank, predecessor to PennRock Financial Services Corp.

(4) No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

(5) Includes 71,869 shares held jointly with his spouse, and 17,326 shares held by his spouse.

(6)     Includes 2,954 shares held by his spouse.

(7) Includes 6,526 shares held jointly with his spouse, and 5,388 shares held by his spouse.

(8) Includes 967 shares held jointly with his spouse, and 265 shares held in an Individual Retirement Account.

(9)     Includes 27,019 shares held jointly with his spouse.

(10) Includes 4,427 shares held jointly with his spouse, and 4,371 shares held by his spouse.

(11) Includes 30,010 shares held jointly with his spouse, 14,263 shares held by his spouse, and 500 shares held in an Individual Retirement Account.

(12) Includes 1,409 shares held by his spouse as custodian for his minor children, 748 shares held in an Individual
        Retirement Account, and 748 shares held in an Individual
        Retirement Account for his spouse.

(13) Includes 833 shares held jointly with his spouse and 1,356 shares held in an Individual Retirement Account.

(14) Includes 2,193 shares held jointly with his spouse, 129 shares held by his spouse and 548 shares held as custodian for his minor children.

Meetings and Committees of the Board of Directors

        The Board of Directors of PennRock Financial Services Corp. does not have a standing Audit Committee, Nominating Committee, or Compensation Committee.

        The Blue Ball National Bank has a standing Audit Committee. Since Blue Ball National Bank is presently the only subsidiary of PennRock Financial Services Corp., the Audit Committee of Blue
Ball National Bank has been acting on behalf of PennRock
Financial Services Corp. and will continue to do so until PennRock Financial Services Corp. committees are appointed.

        Members of the Audit Committee of Blue Ball National Bank during 1994 were Fred Musselman, Chairman, and Lewis M. Good, Robert L. Spotts, Norman Hahn, and Elton Horning. The principal duties of the Audit Committee are to obtain and review such internal and external financial information as may be necessary in order to assure that the audit coverage is appropriate and that satisfactory internal reporting procedures are maintained. The Audit Committee met eight times during 1994.

        The Board of Directors met 28 times during 1994. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they served.

Compensation of Directors

        The directors of PennRock Financial Services Corp. do not receive any additional compensation for their services as such, beyond the compensation paid to them as directors of Blue Ball National Bank. Each member of the Board of Directors of Blue Ball National Bank, other than the Chairman of the Board, is paid an annual fee of $1,600 for his services as a director, a fee of $255 for each regular meeting of the Board of Directors which he attends, and $100 for each meeting of a committee of the Board of Directors which he attends. In addition to the regular directors' compensation, the Secretary of the Board of Directors also receives an additional fee of $4,300. The Chairman of the Board of Directors receives an annual fee of $10,200 and a fee of $100 for each committee meeting of the Board of Directors which he attends. No directors' fees are paid to any director who is also a full-time salaried officer of Blue Ball National Bank or PennRock Financial Services Corp.

Executive Officers of PennRock Financial Services Corp.

The following persons are the executive officers of PennRock
Financial Services Corp.:

Name                            Age             Office Held and Term of Office
Norman Hahn                     58              Chairman of the Board of PennRock
                                                Financial Services Corp. since
                                                1991; Chairman of Blue Ball
                                                National Bank since 1990; formerly
                                                Vice Chairman of Blue Ball National
                                                Bank and PennRock Financial
                                                Services Corp.

Glenn H. Weaver                 60              President of PennRock Financial
                                                Services Corp. since 1989.

Robert K. Weaver                46              Secretary of the Board of PennRock
                                                Financial Services Corp. since
                                                1986; Secretary of Blue Ball
                                                National Bank since 1977.

Melvin Pankuch                  55              Executive Vice President and Chief
                                                Executive Officer of PennRock
                                                Financial Services Corp. since
                                                1989; President and Chief Executive
                                                Officer of Blue Ball National Bank
                                                since 1988.

George B. Crisp                 47              Vice President and Treasurer of
                                                PennRock Financial Services Corp.
                                                since 1989; Senior Vice President
                                                Operations of Blue Ball National
                                                Bank since 1993, formerly Vice
                                                President and Chief Financial
                                                Officer of Blue Ball National Bank.

Joseph C. Spada                 44              Senior Vice President Banking
                                                Sales/Service of Blue Ball National
                                                Bank since 1993.

                               Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

        The following table provides certain summary information concerning compensation paid or accrued by PennRock Financial Services Corp. and Blue Ball National Bank to the chief executive officer of PennRock Financial Services Corp. and to each of the four other most highly compensated executive officers of PennRock Financial Services Corp. whose combined salary and bonus compensation exceeded $100,000 for the year ended December 31, 1994.

                                                    SUMMARY COMPENSATION TABLE


                                                                               Long Term Compensation
                         Annual Compensation                                          Awards               Payouts
_______________________________________________________________________    ____________________________    ________
(a)                              (b)     (c)        (d)          (e)       (f)              (g)            (h)         (i)
                                                                 Other                      Securities                 All
                                                                 Annual    Restricted       Underlying                 Other
                                                                 Compen-   Stock            Options/       LTIP        Compen-
Name and                                 Salary     Bonus        sation    Award(s)         SARs(1)        Payouts     sation
Principal Position               Year    ($)        ($)          ($)       ($)              (#)            ($)         ($)(2)

Melvin Pankuch,                  1994    200,000    20,000       None      None             1,500          None        20,000
Chief Executive Officer          1993    187,600    34,595       None      None             2,250          None        28,329
                                 1992    170,000    30,617       None      None             None           None        26,908

George B. Crisp,                 1994    106,000     9,300       None      None             None           None        10,600
Senior Vice President            1993     85,819    13,706       None      None             None           None        13,000
                                 1992     65,508     9,487       None      None             None           None         8,661

Joseph C. Spada,                 1994    106,000     9,300       None      None             None           None        10,600
Senior Vice President,           1993     48,942     3,010       None      None             None           None        None
Blue Ball National Bank(3)


        (1) Adjusted to reflect stock splits since the date of grant.

        (2) Consists of contributions to the Profit Sharing Plan maintained by Blue Ball National Bank.

        (3)     Mr. Spada was employed by Blue Ball National Bank on
                July 12, 1993.

Stock Options Granted in 1994

        The following table sets forth certain information relating to stock options granted during 1994 to the executive officers named in the Summary Compensation Table appearing above. No executive officer, other than the chief executive officer, was granted a stock option in 1994 and no stock appreciation rights ("SAR's") were granted in 1994.

                                        OPTION/SAR GRANTS IN 1994


                                    Individual Grants
---------------------------------------------------------------------------------------------
                          Number of       Percent of Total
                           Shares           Options/SAR's                                           Potential
                         Underlying      Granted to Employees     Exercise Or      Expiration   Realizable Value at
                        Options/SAR's      In Fiscal Year         Base Price          Date      Assumed Annual Rates
                       Granted in 1994                                                            of Stock Price
Name                         (#)                 (%)              ($/Share)                       Appreciation for
                                                                                                   Option Term(3)
                                                                                                  5%         10%
                                                                                                 ($)        ($)

-----------------      ----------------   --------------------    -----------      ----------    -------------------
Melvin Pankuch              1,500(1)             100%              $16.92(2)        1/24/04       $15,961    $40,449


                                                  NOTES

(1) Represents the grant of an incentive stock option on January 25, 1994 pursuant to the terms of the Omnibus Stock Plan, as adjusted to reflect the three-for-two stock split effective on November 22, 1994. This option vests and becomes exercisable one-half after the expiration of three years from the date of grant and the balance after the expiration of five years from the date of grant. The option expires, to the extent not previously exercised, upon termination of employment for reasons other than retirement, disability or death.

(2) Exercise price is equal to 100% of fair market value on the date of grant, as adjusted to reflect the three-for-two stock split effective on November 22, 1994.

(3) The dollar amounts set forth in these columns are based upon assumed annual appreciation rates of 5% and 10% as required under applicable Securities and Exchange Commission regulations and are not intended to indicate the possible future price appreciation, if any, of PennRock Financial Services Corp. common stock. No gain will be realized by the option holder in the absence of an increase in the market price of PennRock Financial Services Corp. common stock, which will benefit all shareholders.

Stock Option Exercises and 1994 Year-End Values

        The following table sets forth with respect to the executive officers named in the Summary Compensation Table appearing above certain information relating to the exercise of stock options during 1994 and relating to the number and value of unexercised stock options and SAR's held as of December 31, 1994. No executive officer, other than the chief executive officer, holds any PennRock Financial Services Corp. stock options. No SAR's were either granted or exercised in 1994 and none were outstanding on December 31, 1994.

                                1994 OPTION EXERCISE AND YEAR-END VALUES

                                                                 Number of                  Value of Unexercised
                                                                 Unexercised                    In-The-Money
                       Shares Acquired        Value            Options/SARs at                 Options/SARs at
     Name                On Exercise        Realized           Fiscal Year-End                 Fiscal Year-End
                             (#)               ($)                    (#)                             ($)
                                                          Exercisable    Unexercisable   Exercisable    Unexercisable
-------------------    ---------------      --------      ----------------------------   ----------------------------
Melvin Pankuch               None              None          None            3,750          N/A             $39,300


Compensation Committee and Insider Participation

        The Board of Directors of PennRock Financial Services Corp. has no standing Compensation Committee. Instead, decisions relating to the compensation of executive officers of PennRock Financial Services Corp. are generally made by the Board of Directors as a whole, except that Melvin Pankuch, who is a member of the Board of Directors and Executive Vice President and Chief Executive Officer, does not participate in deliberations relating to his compensation. Mr. Pankuch is the only director who is also an employee; Glenn H. Weaver a former employee, is not now an employee, but serves as President of PennRock Financial
Services Corp. Robert K. Weaver is a member of the law firm of Wentz, Weaver & Kling, which has for many years served as general counsel to PennRock Financial Services Corp. and Blue Ball
National Bank and is expected to continue to do so in the future.

        The following report is submitted by the Board of Directors (exclusive of Mr. Pankuch) and addresses the compensation policies of PennRock Financial Services Corp. for 1994 as applicable to executive officers generally and to Mr. Pankuch, the chief executive officer.

Board Report on Executive Compensation

        The Board of Directors is responsible for establishing an appropriate compensation policy applicable to the executive officers of PennRock Financial Services Corp. and for overseeing the administration of that policy. The overall objective of the Board's policy is to provide competitive levels of compensation that integrate pay with annual and long term performance goals, reward above average performance, recognize individual initiative and achievements and assist PennRock Financial Services Corp. in attracting, motivating and retaining capable senior executive officers. The Board's policy provides for competitive base salary compensation which reflects individual performance and for annual performance incentive compensation opportunities earned through the achievement of financial performance and other goals established by the Board and management. In addition, the Board intends in the future to provide longer term stock-based incentive opportunities through the implementation of the Omnibus Stock Plan, which was approved by the shareholders at the 1992 Annual Meeting. The Board is of the view that stock ownership by senior executive officers and stock-based incentive compensation arrangements are beneficial in aligning the interests of management and shareholders in the overall enhancement of profitability and shareholder value. The Board believes for this reason that it may in the future rely more heavily upon stock-based incentive compensation arrangements in designing the compensation packages of the executive officers of PennRock Financial Services Corp.

        In designing and administering the individual elements of its executive compensation policy, the Board of Directors strives to balance short term and long term incentive objectives and to employ prudent judgement in establishing performance criteria, evaluating performance and in determining the amount of overall compensation. What follows is a discussion of each of the elements of the Board's compensation policy, together with a summary of decisions made by the Board in 1994 with respect to the compensation of Mr. Pankuch.

                                               Base Salary

        The base salary component of an executive officer's compensation is determined annually by the Board of Directors by reference to salary surveys and other data and is adjusted as necessary to be competitive with average salaries paid to executive officers at other banks and bank holding companies of equivalent size and characteristics. The actual salary paid to an executive officer is determined through an annual performance appraisal, which evaluates performance by reference to the following factors: supervisory and management performance, marketing and sales plan performance, internal cooperation, reporting and communication, customer and public relations, strategic and business plan development and achievement, and profit planning and budgeting. The Board also considers the financial goals that were set at the beginning of the year by the Board and management and relates them to year end results. Some of these goals are growth in assets, growth in deposits, percentage increase in net income for the year, growth in loans, return on equity and return on assets.

                                         Bonus Compensation Plan

        The Bonus Compensation Plan is an annual incentive program for all employees, including executive officers and other key management employees. The purpose of the Plan is to provide a direct financial incentive in the form of an annual bonus which is related to return on equity. Bonuses under the Bonus Compensation Plan are paid partly in cash and partly in the form of a contribution to an employee's account under the Blue Ball National Bank Profit Sharing Plan.

                                   Executive Compensation Bonus Plan

        The Executive Compensation Bonus Plan is a compensation plan under which key officers (vice presidents and above) of PennRock Financial Services Corp. and Blue Ball National Bank are eligible to receive cash bonuses equal to a percentage of base salary, if certain corporate and individual performance goals are achieved.
The Board of Directors at the beginning of each year identifies those officers who will participate in the Executive Compensation Bonus Plan during that year and establishes objective corporate performance goals for that year (based upon historical performance as measured by return on assets and comparative peer company performance as measured by return on equity). The amount of bonus paid to a participating officer is a function of the extent to which the established corporate and individual goals are achieved or surpassed and is also dependent upon a participating officer's individual performance evaluation. No bonus is paid, however, unless: (i) a predetermined threshold for return on assets is achieved, and (ii) the return on equity peer group ranking of PennRock Financial Services Corp. is at the 75th percentile or higher. Bonuses are paid in May in respect of the preceding calendar year. The Executive Compensation Bonus
Plan was terminated in 1994 and replaced with the Executive Incentive Compensation Plan described below.

                                  Executive Incentive Compensation Plan

        The Executive Incentive Compensation Plan is a compensation plan under which key officers (vice presidents and above) of PennRock Financial Services Corp. and Blue Ball National Bank are eligible to receive bonuses equal to a percentage of salary.
This Plan was adopted by the Board of Directors in 1994 and replaces the Executive Compensation Bonus Plan described above.
The amount of bonus, if any, awarded under this plan is determined on the basis of an objective two part formula. The first part of the formula is based upon return on equity relative to peer group bank holding company performance. The second part of the formula is based upon year to year comparative growth in PennRock Financial Services Corp. net income. A bonus earned under the Plan in respect of current year performance is paid in the spring of the following year; the first bonuses to be awarded under the Plan will be paid in May of 1995 in respect of calendar year 1994 performance. Bonuses are payable 70% in cash and 30% in shares of PennRock Financial Services Corp. common stock valued at fair market value.

                                           Omnibus Stock Plan

        The Omnibus Stock Plan, which was approved by the shareholders at the 1992 Annual Meeting, is a long-term incentive plan for senior executives of PennRock Financial Services Corp. The objectives to be achieved by the grant of awards under the Omnibus Stock Plan are to align executive and shareholder long-term interests by creating a strong and direct link between overall executive compensation and shareholder return and to enable senior officers to develop and maintain a significant, long-term stock ownership position in PennRock Financial Services Corp. common stock. Awards may be granted under the Omnibus Stock Plan in the form of non-qualified stock options, incentive stock options, stock appreciation rights, performance shares, performance units and restricted stock. On January 25, 1994, Mr. Pankuch was granted an incentive stock option to purchase 1,500 shares of the common stock of PennRock Financial Services Corp. at an exercise price equal to 100% of the market price per share on the date of grant. This incentive stock option vests and becomes exercisable one-half after three years and the balance after five years, provided that Mr. Pankuch remains an employee of PennRock Financial Services Corp.

                                     Compensation of Melvin Pankuch

        Mr. Pankuch's compensation is determined in accordance with the compensation policy of the Board of Directors summarized above and he is eligible to participate in the compensation plans described above. The general approach adopted by the Board of Directors in determining Mr. Pankuch's annual compensation is to seek to be competitive with other bank holding companies of equivalent size and characteristics, but to have a significant percentage of his total compensation based upon the achievement of short-term and long-term performance goals.

        This approach provides a strong incentive to achieve or surpass the goals established by the Board of Directors, while simultaneously providing an element of stability in Mr. Pankuch's compensation.

        Mr. Pankuch's base salary during 1993 was $187,000 and was set by the Board of Directors at $200,000 for 1994 (an increase of approximately 7%), based upon the factors discussed above and upon an evaluation conducted by the Board of Directors.

        Mr. Pankuch received a bonus of $30,000 under the Bonus Compensation Plan in 1994, which is reflected in the Summary Compensation Table set forth above. The amount of this bonus was determined by the Board of Directors in accordance with the terms of the Bonus Compensation Plan. Specifically, $10,000 was paid in cash and $20,000 was contributed to Mr. Pankuch's account in the Blue Ball National Bank Profit Sharing Plan.

        Mr. Pankuch will receive in May of 1995 a bonus of approximately $10,000 under the Executive Incentive Compensation Plan with respect to 1994 performance, which bonus appears as 1994 bonus compensation in the Summary Compensation Table set forth above. The amount of this bonus was determined by the Board of Directors in accordance with the terms of the Executive Incentive Compensation Plan.

        The foregoing report is furnished by Norman Hahn, Chairman of the Board and by Messrs. Elton Horning, Lewis M. Good,
Aaron S. Kurtz, Fred Musselman, Robert L. Spotts, Dale M. Weaver,
Glenn H. Weaver and Robert K. Weaver.

                                         Stock Performance Graph

        The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a graph comparing five year cumulative total shareholder returns (assuming the reinvestment of dividends) with a broad market index and with a published industry or line-of-business index or an index of peer group companies. The graph appearing below illustrates the five year cumulative return to a shareholder of PennRock Financial Services Corp. as compared to the S&P 500 Index and to a peer group of ten other comparable banks and bank holding companies, in each case weighted by market capitalization and assuming an initial investment of $100.00 and the reinvestment of dividends over the periods indicated.

                              COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                                AMONG PENNROCK FINANCIAL SERVICES CORP.,
                                  S & P 500 INDEX, AND PEER GROUP INDEX



                           1989        1990       1991       1992        1993        1994

PennRock                  $100.00     $94.60     $107.97    $140.47     $206.49     $304.25
S&P 500                   $100.00     $94.44     $118.02    $123.29     $131.99     $129.96
Peer Group                $100.00     $94.26     $ 98.14    $122.31     $178.55     $199.03


                                        PEER GROUP SPECIFICATIONS

1.      Total assets of $200 to $650 million.
2.      Market capitalization of at least $30 million.
3.      Headquartered in Pennsylvania.

        Institution                                              Headquarters

ACNB Corporation                                                 Gettysburg
CNB Financial Corporation                                        Clearfield
Citizens & Northern Corporation                                  Wellsboro
Drovers Bancshares                                               York
First West Chester Corporation                                   West Chester
Franklin Financial Services Corp.                                Chambersburg
Hanover Bancorp, Inc.                                            Hanover
Penn Security Bank and Trust Company                             Scranton
PennRock Financial Services Corp.                                Blue Ball
Penns Woods Bancorp, Inc.                                        Jersey Shore
Sterling Financial Corporation                                   Lancaster

Transactions with Directors and Executive Officers

        Some of the directors and executive officers of PennRock Financial Services Corp. and Blue Ball National Bank and the companies with which they are associated were customers of and had banking transactions with Blue Ball National Bank in the ordinary course of the Bank's business during 1994.

        All loans and commitments to loan made to such persons and to the companies with which they are associated were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that the Bank will enter into similar transactions in the future.

        As a matter of policy and as an employee benefit, Blue Ball National Bank makes available home mortgage loans and other loans on a nondiscriminatory basis to all employees at interest rates below those prevailing for comparable transactions with other persons. The amount of these loans is not considered material and it is anticipated that the Bank will continue its present policy. Loans at preferential rates are not, however, extended to any executive officer or director of PennRock Financial
Services Corp. or Blue Ball National Bank.

        Robert K. Weaver, Secretary of PennRock Financial Services Corp., is a member of the law firm of Wentz, Weaver & Kling, New Holland, Pennsylvania. Wentz, Weaver & Kling has for many years served as general counsel to PennRock Financial Services Corp.
and Blue Ball National Bank and is expected to continue to do so in the future.

                            RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        For the year ended December 31, 1994, PennRock Financial Services Corp. engaged Simon Lever & Co., independent certified public accountants, to certify its financial statements and those of Blue Ball National Bank. It is anticipated that Simon Lever & Co. will be similarly engaged in 1995. Representatives of Simon & Lever and Co. are expected to be present at the shareholder meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                                         ADDITIONAL INFORMATION

                A copy of the Annual Report of PennRock Financial Services Corp. for the year ended December 31, 1994 on Form 10-K as filed with the Securities and Exchange Commission is available without charge to shareholders, depositors, and other interested persons upon request from Glenn H. Weaver, President, PennRock Financial Services Corp., P.O. Box 580, Blue Ball, Pennsylvania 17506.

                                              OTHER MATTERS

        The Board of Directors of PennRock Financial Services Corp. knows of no other matters other than those discussed in this Proxy Statement which will be presented at the 1995 Annual
Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        GLENN H. WEAVER
                                        President


Blue Ball, Pennsylvania
April 1, 1995

                                               APPENDIX A

                           FORM OF PROXY -- PENNROCK FINANCIAL SERVICES CORP.

                                   1995 ANNUAL MEETING OF SHAREHOLDERS



                                          [Front Side of Proxy]


                                    PENNROCK FINANCIAL SERVICES CORP.

                            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Raymond Horning, Raymond Newswanger, and Edward H. Martin, or any one of them, as proxies, with full power of substitution, to represent and vote, as directed below, all of the shares of PennRock Financial Services Corp. common stock held of record by the undersigned and held of record by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan on March 17, 1995 at the Annual Meeting of the shareholders to be held on Tuesday, April 25, 1995 at 10:00 a.m., or any adjournment thereof, with all of the powers the undersigned would possess if personally present.

        It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting and wish to vote in person.

                                     (To be Signed on Reverse Side)

                                         [Reverse Side of Proxy]

( X )  Please mark your
       votes as shown in
       this example


1.      ELECTION OF DIRECTORS

        (   )           FOR all nominees listed below (except as marked to
                        the contrary below)

        (   )           WITHHOLD AUTHORITY to vote for all nominees listed
                        below

                        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                        Nominees:  Elton Horning
                          Fred Musselman
                          Glenn H. Weaver

        The shares represented by this proxy will be voted as directed herein. If no directions are given, such shares will be voted for the election of the nominees listed herein. This proxy also confers authority as to whatever other business may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be brought before the meeting, but if any other business is brought before the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 1,
1994 and hereby revokes all proxies heretofore given.


SIGNATURE(S)  _______________________________

DATED:  _______________________________, 1995

PLEASE SIGN exactly as name appears above. If stock is jointly held, each joint owner should sign. If signing for a corporation or a partnership, or as attorney or fiduciary, indicate your full title. If more than one fiduciary is involved, all should sign.